                                                                   Exhibit 10.13

                          NONRECOURSE PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated as of May 14, 2002 (this "Agreement"), among the parties listed as pledgors on the signature pages hereto (the "Pledgors"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly Bankers Trust Company), a New York banking corporation ("Deutsche Bank"), as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

         Reference is made to that certain Amended and Restated Credit Agreement dated as of May 14, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hudson Respiratory Care Inc. (the "Borrower"), River Holding Corp. ("Holdings"), the lenders from time to time party thereto (the "Lenders") and Deutsche Bank, as Administrative Agent for the Lenders, Collateral Agent, Swingline Lender and as Issuing Bank (in such capacity, the "Issuing Bank"). All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Credit Agreement.

         The effectiveness of the Credit Agreement is conditioned upon, among other things, the execution and delivery by the Pledgors of a Nonrecourse Pledge Agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Lenders and the Secured Parties (as defined in the Security Agreement) under the Credit Agreement and the other Credit Documents and (b) the due and punctual payment and performance of all monetary obligations of the Borrower under each Interest Rate Agreement entered into with any counterparty that was a Lender at the time such Interest Rate Agreement was entered into (all the monetary obligations referred to in the preceding clauses (a) through (b) being referred to collectively as the "Obligations"). Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

         As an owner or an Affiliate of an owner of Holdings (and indirectly the Borrower), it is in the Pledgors' interest that the Credit Agreement become effective.

         Accordingly, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Pledgors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                                                   Exhibit 10.13

     SECTION 1. Pledge. (a) As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby grants, hypothecates, and pledges to the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under: (i)(w) the debt securities owned by it and listed on Schedule I hereto, (x) any debt hereafter acquired by such Pledgor and representing all or a portion of the next $5,000,000 in aggregate principal amount of debt of the Borrower or any of its Subsidiaries to the Pledgors incurred after the date hereof, which debt securities each Pledgor covenants shall be in substantially the form of the securities referred to in items 3 and 4 on Schedule I hereto, (y) any other debt issued after the Effective Date of the Borrower or any of its Subsidiaries to such Pledgor (which debt securities shall be in substantially the form of the securities referred to in items 3 and 4 of Schedule I hereto) other than (1) debt of Borrower, Holdings or any other Credit Party that is subordinate or junior to the Obligations and in a form satisfactory to the Collateral Agent and (2) unsecured debt of HRC Holding in excess of the $5,000,000 referred to in clause (x) above and which matures no earlier than July 1, 2004 and has no scheduled payments prior to maturity, and (z) any promissory notes and any other instruments evidencing the debt securities referred to in (w), (x) and (y); (ii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (iii) all payments of principal or interest, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the property referred to in clauses
     (i) and (ii); (iv) all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (i), (ii) and
     (iii); and (v) all proceeds of any of the foregoing (the items referred to in clauses (i) through (v) being collectively referred to as the "Collateral"). Upon delivery to the Collateral Agent, (i) any promissory notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

              (b) THE PLEDGORS HAVE SECURED THE OBLIGATIONS BY A PLEDGE OF THE COLLATERAL PURSUANT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN ANY OTHER CREDIT DOCUMENT, IN APPLICABLE LAW OR OTHERWISE, RECOURSE TO THE PLEDGORS UNDER THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR OTHERWISE SHALL BE LIMITED TO THE COLLATERAL, AND THE SOLE AND EXCLUSIVE REMEDY OF ANY SECURED PARTY, UPON AN EVENT OF DEFAULT OR A BANKRUPTCY EVENT OR OTHERWISE, SHALL BE TO EXERCISE REMEDIES HEREUNDER WITH RESPECT TO THE COLLATERAL PURSUANT TO THIS AGREEMENT AND NO

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                                                                   Exhibit 10.13

     OTHER RECOURSE SHALL BE HAD UNDER THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR OTHERWISE TO ANY PLEDGOR OR TO ANY OF THE OTHER PROPERTIES OR ASSETS OF ANY PLEDGOR. NEITHER THE COLLATERAL AGENT NOR ANY LENDER MAY BRING ANY ACTION OR SUIT AGAINST ANY PLEDGOR WITH RESPECT TO THE PLEDGE UNDER THIS AGREEMENT OF THE PLEDGED COLLATERAL OTHER THAN AN ACTION (A) AGAINST SUCH PLEDGOR LIMITED TO ENFORCEMENT OF THE SPECIFIC OBLIGATIONS OF SUCH PLEDGOR UNDER THIS AGREEMENT WITH RESPECT TO THE COLLATERAL OR (B) FOR DECLARATORY OR INJUNCTIVE RELIEF TO DECLARE THE EXISTENCE OF THE COLLATERAL SECURITY PROVIDED HEREBY OR TO PROTECT THE ABILITY TO SEEK SUCH ENFORCEMENT. THIS
     SECTION 1(b) SHALL BE BINDING ON ANY SUCCESSOR OR ASSIGN OF THE COLLATERAL AGENT AND THE LENDERS AND ANY FUTURE COLLATERAL AGENT OR LENDER.

     SECTION 2. Delivery of the Collateral. Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

     SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Collateral Agent that:

              (a) except for the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) will cause any and all Pledged Securities, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

              (b) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;

              (c) no consent of any other person (including stockholders or creditors of the Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

              (d) by virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, notes or other documents representing or evidencing the Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

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                                                                   Exhibit 10.13

              (e) upon delivery of the Pledged Securities to the Collateral Agent, the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Pledged Securities as set forth herein;

              (f) all information set forth herein relating to the Collateral is accurate and complete in all material respects as of the date hereof;

              (g) the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof;

              (h) the Pledged Securities listed on Schedule I hereto constitute all of the Inebtedness owed by the Borrower and its Subsidiaries to the Pledgors and their Affiliates required to be pledged hereunder pursuant hereto and pursuant to the Credit Agreement. All of the Indebtedness owed by the Borrower and its Subsidiaries to the Pledgors and their Affiliates as of the Effective Date (other than the Pledged Securities) is subordinated to the Obligations; and

              (i) No Pledgor shall consent to any amendment, supplement or other modification of any of the terms or provisions contained in the Pledged Securities, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption and other than any amendment, supplement or other modification to the Senior Notes which: (a) is consummated without any condition precedent or subsequent remaining unsatisfied or unwaived prior to the six-month anniversary of the Effective Date in connection with a restructuring or exchange of the Borrower's Senior Subordinated Notes which reduces the Borrower's overall Indebtedness or interest costs, (b) converts the Senior Notes to Capital Stock (other than Disqualified Stock), which Capital Stock remains pledged to Collateral Agent pursuant to this Agreement and (c) no Default, Event of Default or Bankruptcy Event has occurred and is continuing or would arise as a result of such transactions under the Credit Documents.

     SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to the Pledged Securities. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default or one of the events described in Sections 7.01(g) and
     (h) of the Credit Agreement (a "Bankruptcy Event") shall have occurred and be continuing:

                                       4

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                                                                   Exhibit 10.13

                      (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Credit Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof would reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Credit Agreement or any other Credit Document or the ability of the Secured Parties to exercise the same; provided further that no Pledgor shall exercise any of its rights as a holder of "Designated Senior Debt" with respect to the Senior Subordinated Notes without the prior written approval of the Collateral Agent; and provided further that upon the written direction of the Collateral Agent, such Pledgor shall exercise its rights as a holder of "Designated Senior Debt" with respect to the Senior Subordinated Notes in accordance with such written direction.

                      (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subclause (i).

          (b) The Collateral Agent shall have the sole and exclusive right and authority to receive and retain any and all cash and noncash dividends, interest, principal or other property on account of the Collateral paid or delivered on or with respect to the Collateral. All interest, principal or other property on account of the Collateral received by any Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over or delivered to or received by the Collateral Agent pursuant to the provisions of this clause (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and, upon the occurrence of an Event of Default or a Bankruptcy Event, shall be reduced to cash and applied in accordance with the provisions of Sections 6 and 7.

          (c) Upon the occurrence and during the continuance of an Event of Default or a Bankruptcy Event, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to clause (a)(i) of this Section 5, and the obligations of the Collateral Agent under clause (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit a Pledgor to exercise such rights. After all Events of Default have been cured or waived and provided that no Bankruptcy Event exists, each Pledgor will have the right to exercise the voting and consensual rights and

                                       5

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                                                                   Exhibit 10.13

     powers that it would otherwise be entitled to exercise pursuant to the terms of clause (a)(i).

     SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default or a Bankruptcy Event, subject to applicable regulatory and legal requirements, the Collateral Agent may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, on credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     The Collateral Agent shall give the applicable Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. For purposes hereof,
(a) a written agreement to purchase the Collateral or any portion

                                       6

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                                                                   Exhibit 10.13

thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) such Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default and Bankruptcy Events shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

     SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as (following an Event of Default or a Bankruptcy Event) any Collateral consisting of cash, shall be applied by the Collateral Agent as follows:

           FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such sale or otherwise in connection with this Agreement, any other Credit Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Credit Document on behalf of the Pledgors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

           SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

           THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

     SECTION 8. Reimbursement of Collateral Agent. (a) Each Pledgor agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of

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

                                                                   Exhibit 10.13

the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

          (b) Each Pledgor agrees to indemnify the Collateral Agent and the Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

          (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.06 of the Credit Agreement.

     SECTION 9. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Pledgor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Pledgor and in each Pledgor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default or a Bankruptcy Event, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a

                                                                   Exhibit 10.13

result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     SECTION 10. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by clause (b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

     SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Law") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no

                                                                   Exhibit 10.13

responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem commercially reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

     SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default or a Bankruptcy Event hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section
12. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 12 may be specifically enforced.

     SECTION 13. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument relating to any of the foregoing,
(c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the

                                                                   Exhibit 10.13

Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgors in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

     SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations (other than inchoate indemnification and expense reimbursement obligations) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the L/C Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

          (b) In connection with any termination or release pursuant to clause
     (a), the Collateral Agent shall execute and deliver to the applicable Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Collateral Agent.

     SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to a Pledgor shall be given to it at the address for notices set forth under its signature hereto.

     SECTION 16. Further Assurances. Each Pledgor agrees that from time to time, at its own expense, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at the Collateral Agent's request, appear in and defend any action or proceeding that may affect such Pledgor's title to or the Secured Parties' security interest in all or any part of the Collateral. Each Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor. Each Pledgor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Pledgor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

     SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Pledgors that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall inure to the benefit of the Pledgors, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor may assign its rights hereunder or any interest herein or in the Collateral (and any such

                                                                   Exhibit 10.13

attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Credit Documents.

     SECTION 18. Survival of Agreement, Severability. All covenants, agreements, representations and warranties made by the Pledgors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Credit Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, the issuance of the Letters of Credit by the Issuing Bank and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Credit Document is outstanding and unpaid or the L/C Exposure does not equal zero and as long as the Commitments and the L/C Commitments have not been terminated.

          (a) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

     SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby

                                                                   Exhibit 10.13

     irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Credit Documents against any Pledgor or its properties in the courts of any jurisdiction.

          (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Credit Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 23. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 24. Additional Pledgors. Each person that becomes holder of debt securities required to be pledged pursuant to Section 1(a) hereof is required to enter in this Agreement as a Pledgor upon the holder of such debt securities if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder. Upon execution and delivery by the Collateral Agent and a holder of such debt securities of an instrument in the form of Annex 1, such holder shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

                                                                   Exhibit 10.13

     SECTION 25. Certain Other Rights. (a) Each Pledgor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Pledgor agrees as follows: (i) the Collateral Agent or any Lender may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of such Pledgor's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Obligations and take and hold other security for the payment of the Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Obligations, any guaranties of the Obligations, or any other obligation of any Person with respect to the Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of the Collateral Agent or any Lender in respect of the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Collateral Agent or the Lenders, or any of them, may have against any such security, as the Collateral Agent in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to the Collateral Agent or the Lenders or any of them, under the Credit Documents, at law or in equity; and (ii) this Agreement and the obligations of such Pledgor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Obligations), including without limitation the occurrence of any of the following, whether or not such Pledgor shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Credit Documents or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Obligations, (C) the Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Obligations, even though the Collateral Agent or the Lenders or any of them, might have elected to apply such payment to any part or all of the Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Obligations, (F) any defenses, set-offs or counterclaims which the Borrower or any Guarantor may allege or assert against the

                                                                   Exhibit 10.13

     Collateral Agent or any in respect of the Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and
     (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of such Pledgor as an obligor in respect of the Obligations.

          (b) Each Pledgor hereby waives, for the benefit of the Lenders and the Collateral Agent: (i) any right to require the Collateral Agent or the Lenders, as a condition of payment or performance by such Pledgor, to (A) proceed against the Borrower, any guarantor of the Obligations, any other Pledgor or any other Person, (B) proceed against or exhaust any other security held from the Borrower, any guarantor of the Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of the Collateral Agent any Lender in favor of the Borrower or any other Person, or (D) pursue any other remedy in the power of the Collateral Agent or any Lender whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower from any cause other than payment in full of the Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon the Collateral Agent's or any Lender's errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Pledgor's obligations hereunder, (B) the benefit of any statute of limitations affecting such Pledgor's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that the Collateral Agent or any Lender protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in
     Section 25(a) and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

          (c) As used in this Section 25(c), any reference to "the principal" includes the Borrower, and any reference to "the creditor" includes the Collateral Agent and each Lender. In accordance with Section 2856 of the California Civil Code (a) each Pledgor waives any and all rights and defenses available to the Pledgor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses the Pledgor or any guarantor of the Obligations may have because the Obligations are secured by real property. This means, among other

                                                                   Exhibit 10.13

     things: (1) the creditor may collect from each Pledgor without first foreclosing on any real or personal property collateral pledged by the principal; and (2) if the creditor forecloses on any real property collateral pledged by the principal: (A) the amount of the Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from each Pledgor even if the creditor, by foreclosing on the real property collateral, has destroyed any right such Pledgor may have to collect from the principal. This is an unconditional and irrevocable waiver of any right and defenses any Pledgor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Each Pledgor also waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Obligations, has destroyed such Pledgor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any guarantor of any of the Obligations, has destroyed such Pledgor's rights of contribution against such guarantor. No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 25(c). As provided in Section 19, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This
     Section 25(c) is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Obligations.

          (d) Until the Obligations shall have been paid in full, each Pledgor shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that such Pledgor now has or may hereafter have against the Borrower or any of its assets in connection with this Agreement or the performance by such Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that such Pledgor now has or may hereafter have against the Borrower, Holdings or any of their respective Subsidiaries, (B) any right to enforce, or to participate in, any claim, right or remedy that the Collateral Agent or any Lender now has or may hereafter have against the Borrower or any Guarantor, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by the Collateral Agent or any Lender, and (ii) any right of contribution such Pledgor may have against any guarantor of any of the Obligations. Each Pledgor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Pledgor may have against the Borrower or against any other collateral or security, and any rights of contribution such Pledgor may have against any such guarantor, shall be junior and subordinate to any rights the Collateral Agent or the Lenders may have against the Borrower, to all right, title and

                                                                   Exhibit 10.13

     interest the Collateral Agent or the Lenders may have in any such other collateral or security, and to any right the Collateral Agent or the Lenders may have against any such guarantor.

          (e) The Pledgors acknowledge and agree that they shall have the sole responsibility for obtaining from the Borrower such information concerning the Borrower's financial conditions or business operations as the Pledgors may require, and that the Collateral Agent has no duty at any time to disclose to the Pledgor any information relating to the business operations or financial conditions of the Borrower.

     SECTION 26.

          (a) So long as no Default or Event of Default under the Credit Agreement has occurred and is continuing (or with the consent of the Collateral Agent if a Default or Event of Default has occurred and is continuing), any Pledgor may transfer any Pledged Securities to another party that is (1) a shareholder of the Borrower or Holdings or (2) an Affiliate thereof; provided that prior to or concurrently therewith, the transferee becomes a party to this Agreement, the transferred Pledged Securities are immediately pledged and delivered to the Collateral Agent in accordance with this Agreement and the transferred Pledged Securities and the transferee will immediately become subject to all of the terms hereof.

          (b) Any Pledgor may convert or exchange Pledged Securities for Capital Stock of the Borrower (other than Disqualified Stock) so long as (i) the conversion or exchange is consummated without any condition precedent or subsequent remaining unsatisfied or unwaived prior to the six-month anniversary of the Effective Date in connection with a restructuring or exchange of the Borrower's Senior Subordinated Notes which reduces the Borrower's overall Indebtedness or interest costs, (ii) the Capital Stock is immediately pledged to the Collateral Agent in accordance with this Agreement and (iii) no Default, Event of Default or Bankruptcy Event has occurred and is continuing or would arise as a result of such transactions under the Credit Documents.

          (c) In connection with a transfer, conversion or exchange permitted under this Section 26, the Collateral Agent agrees to deliver the instrument evidencing the transferred Pledged Securities to the issuer thereof against delivery to the Collateral Agent of a replacement security registered to the transferee and duly endorsed to the Collateral Agent. For the avoidance of doubt, nothing in this Section 26 shall require the Collateral Agent to deliver the proceeds of any Collateral.

                  [remainder of page intentionally left blank]

                                                                   Exhibit 10.13

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS, as Collateral Agent,


                                             by
                                                ________________________________
                                                Name:
                                                Title:



                                             Pledgors

                                             FS EQUITY PARTNERS IV, L.P.

                                             By:  FS Capital Partners LLC,
                                             Its:  General Partner



                                             by
                                                ________________________________
                                                Name:
                                                Title:

                                                Notice address:
                                                11100 Santa Monica Boulevard
                                                Los Angeles, California  90025
                                                Attn: Jon Ralph
                                                Telecopy: (310) 444-1870

                                                                   Exhibit 10.13

                                                                      Schedule I
                                                              to the Nonrecourse
                                                                Pledge Agreement

                             PLEDGED DEBT SECURITIES

1. HRC Holding Inc. Promissory Note, due August 1, 2006, issued by HRC Holding Inc. to FS Equity Partners IV, L.P., in the principal amount of $759,128.

2. HRC Holding Inc. Promissory Note, due August 1, 2006, issued by HRC Holding Inc. to FS Equity Partners IV, L.P., in the principal amount of $1,505,113.

3. Unsecured Senior Promissory Note Due 2004, due December 31, 2004, issued by HRC Holding Inc. to FS Equity Partners IV, L.P., in the principal amount of $8,000,000.

4. Unsecured Senior Promissory Note Due 2004, due December 31, 2004, issued by Hudson Respiratory Care Inc. to FS Equity Partners IV, L.P., in the principal amount of $12,000,000.

                                                                   Exhibit 10.13

                                                                  Annex 1 to the
                                                                Pledge Agreement

     SUPPLEMENT NO. ___________ dated as of _________, to the PLEDGE AGREEMENT dated as of May 14, 2002, among the parties listed as pledgors on the signature pages thereto (the "Pledgors"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly Bankers Trust Company), a New York banking corporation ("Deutsche Bank"), as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

     A. Reference is made to that certain Amended and Restated Credit Agreement dated as of May __, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hudson Respiratory Care Inc. (the "Borrower"), River Holding Corp. ("Holdings"), the lenders from time to time party thereto (the "Lenders") and Deutsche Bank, as Administrative Agent for the Lenders, Collateral Agent, Swingline Lender and as Issuing Bank (in such capacity, the "Issuing Bank").

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to the Credit Agreement, each person that becomes a holder of debt securities required to be pledged pursuant to section 1(a) of the Pledge Agreement is required to enter into the Pledge Agreement as a Pledgor upon becoming the holder of such debt securities. Section 24 of the Pledge Agreement provides that such Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Person (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgor agree as follows:

     SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties (as defined in the Security Agreement), their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

                                   Annex 1-1

                                                                   Exhibit 10.13

     SECTION 2. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 3. The New Pledgor hereby represents and warrants that set forth on
Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

     SECTION 4. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

     SECTION 8. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                                   Annex 1-2

                                                                   Exhibit 10.13

     IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                             [Name of New Pledgor],

                                             by
                                                --------------------------------
                                                Name:
                                                Title:
                                                Address:


                                             DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS, as Collateral Agent,

                                             by
                                                --------------------------------
                                                Name:
                                                Title:

                                   Annex 1-3

                                                                   Exhibit 10.13

                                                                   Schedule I to
                                                                  Supplement No.
                                                         to the Pledge Agreement

                      Pledged Securities of the New Pledgor


                                 DEBT SECURITIES



       Issuer          Principal Amount      Date of Note        Maturity Date
-------------------- -------------------- ------------------ -------------------




                                   Annex 1-4